UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2007 (February 28, 2007)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fred D. Hafer, a director of National Penn Bancshares, Inc., has advised National Penn, citing health reasons, of his intention not to stand for re-election and to retire from the Board of Directors of National Penn at the conclusion of his current term of office as of the 2007 annual meeting of shareholders on April 24, 2007.

Item 5.03. Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

On February 28, 2007, the Board of Directors of National Penn Bancshares, Inc., based upon the recommendation of its Nominating/Corporate Governance Committee, approved amendments to the Bylaws of National Penn Bancshares, Inc., effective immediately. The purpose of the amendments is to update the Bylaws generally as part of the ongoing corporate governance process. None of the amendments are material.

The foregoing description of the Amended and Restated Bylaws of National Penn Bancshares, Inc. does not purport to be complete and is qualified in its entirety by the text of the Amended and Restated Bylaws themselves, which are filed in this Report as Exhibit 3.1 and incorporated herein by reference. Added language is shown in italics and underscored. The text of the Amended and Restated Bylaws is also available at National Penn’s website: www.nationalpenbancshares.com.

Also on February 28, 2007, the Board of Directors of National Penn Bancshares, Inc., based upon the recommendation of its Nominating/Corporate Governance Committee, approved execution by National Penn Bancshares, Inc., as sole shareholder of National Penn Bank, of amendments to the Bylaws of National Penn Bank, effective immediately. The purpose of the amendments is to update the Bylaws generally as part of the ongoing corporate governance process. References to the Executive Credit Committee are deleted as the Committee has been abolished. None of the other changes are material.

The foregoing description of the Amended and Restated Bylaws of National Penn Bank does not purport to be complete and is qualified in its entirety by the text of the Amended and Restated Bylaws themselves, which are filed in this Report as Exhibit 3.2 and incorporated herein by reference. Added language is shown in italics and underscored.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Amended and Restated Bylaws of National Penn Bancshares, Inc.

3.2	Amended and Restated Bylaws of National Penn Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By /s/Glenn E. Moyer
Name: Glenn E. Moyer
Title: President and CEO

Dated: February 28, 2007

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of National Penn Bancshares, Inc.

3.2	Amended and Restated Bylaws of National Penn Bank